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EXHIBIT 32.1

                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Richard P. Thompson, Chief Executive Officer of Aradigm Corporation (the "Company"), and Thomas C. Chesterman, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2003, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 11th day of August 2003.


/s/ RICHARD P. THOMPSON                   /s/ THOMAS C. CHESTERMAN
--------------------------------------    --------------------------------------
Richard P. Thompson                       Thomas C. Chesterman
Chief Executive Officer                   Senior Vice President and
                                          Chief Financial Officer